EXHIBIT 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Woodstock Financial Group, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2012  as filed with the Securities and Exchange Commission on the date hereof (the “Report”), William J. Raike, III, Chief Executive Officer of the Company, and Melissa L. Whitley, Chief Financial Officer of the Company, respectively, do each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his and her knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William J. Raike, III
William J. Raike, III
President and Chief Executive Officer
April __, 2012

/s/ Melissa L. Whitley
Melissa L. Whitley
Chief Financial Officer
May __, 2012